UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2004

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                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                    0-24020                   61-1321992
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)

   101 Bullitt Lane, Suite 450
       Louisville, Kentucky                                     40222
      (Address of Principal                                   (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

         99  Registrant's press release dated May 3, 2004.

Item 9.  Regulation FD Disclosure

      The Registrant's press release dated May 3, 2004, reporting it has completed the purchase of a manufacturing plant located in Kenton, Ohio from ArvinMeritor, Inc., is attached as Exhibit 99 to this Form 8-K, and is furnished to the U.S. Securities and Exchange Commission pursuant to Regulation FD.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 3, 2004                        Sypris Solutions, Inc.

                                          By: /s/ David D. Johnson
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                                              David D. Johnson
                                              Vice President and Chief Financial
                                              Officer



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                                INDEX TO EXHIBITS

Exhibit
Number                              Description
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  99            Registrant's press release dated May 3, 2004